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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  June 8, 2007

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

   Massachusetts                     1-4347                     06-0513860
  (State or Other            (Commission File Number)        (I.R.S. Employer
   Jurisdiction                                             Identification No.)
 of Incorporation)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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Item 2.05         Costs Associated with Exit or Disposal Activities

On June 8, 2007, Rogers Corporation (the Company) committed to a plan to restructure its Custom Electrical Components reporting segment workforce and reduce other related costs. The plan calls for a significant employee reduction associated with shifting electroluminescent (EL) lamp production to its China facility, as a result of accelerated program terminations in the portable communications market and a reduced outlook for the future market demand for the Company's keypad backlight lamps. The Company is currently assessing the impact of the related severance costs in accordance with Statement of Financial Accounting Standards (SFAS) No. 146, Accounting for Costs Associated with Exit or Disposal Activities, and SFAS No. 112, Employers' Accounting for Postretirement Benefits, and will provide this information when it is able to make a determination of such estimate or range of estimates.

A copy of the press release issued by the Company on June 13, 2007 announcing the restructuring is filed as Exhibit 99.1 to this Form 8-K and is incorporate herein by reference.

Item 2.06         Material Impairments

Also as a result of the plan discussed above, on June 8, 2007 the Company determined that it currently expects to take a non-cash impairment charge in the second quarter of 2007 related to the write-down of certain assets within the Company's Custom Electrical Components reporting segment, specifically related to the Durel Division. These assets currently have a book value of approximately $24 million, and are comprised of land, a building, equipment, unamortized technology licenses, and inventory. The Company, with the assistance of an independent third party valuation specialist, is currently performing a complete valuation analysis on these assets in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, and will provide this information when it is able to make a determination of such estimate or range of estimates of the impairment charge.

It is not anticipated that the impairment charge will result in future cash expenditures by the Company.

A copy of the press release issued by the Company on June 13, 2007 announcing the expected impairment charge is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.                              Description
-----------                              -----------

99.1            Press release, dated June 13, 2007, issued by Rogers Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ROGERS CORPORATION


                                                By:  /s/ Dennis M. Loughran
                                                     ---------------------------
                                                     Dennis M. Loughran
                                                     Vice President, Finance and
                                                     Chief Financial Officer

Date:  June 13, 2007